UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of: January 2025

Commission file number: 001-38350

Lithium Argentina AG

(Translation of Registrant's name into English)

Dammstrasse 19, 6300 Zug, Switzerland
(Address of Principal Executive Office)

900 West Hastings Street, Suite 300,
Vancouver, British Columbia,
Canada V6C 1E5
(North American Mailing Address)

Indicate by check mark whether the registrant files or will file annual reports under cover:

Form 20-F [X]          Form 40-F  [   ]

EXPLANATORY NOTE

On January 23, 2025, Lithium Americas (Argentina) Corp., a British Columbia corporation ("LAAC"), completed the previously disclosed plan of arrangement under the laws of the province of British Columbia (the "Arrangement") involving LAAC's continuation from the province of British Columbia into Zug, Canton of Zug, Switzerland as a Swiss share corporation (Aktiengesellschaft) under the name "Lithium Argentina AG" ("Lithium Argentina") and ceasing to be governed by the Business Corporations Act (British Columbia), as amended (the "BCBCA") resulting in the shareholders of LAAC continuing to hold all the issued and outstanding common registered shares of Lithium Argentina (the "Continuation").

The Arrangement was approved by LAAC's shareholders at a special shareholder's meeting held on January 17, 2025. The terms and conditions of the Arrangement were approved by final order of the Supreme Court of British Columbia, the Toronto Stock Exchange (the "TSX") and New York Stock Exchange (the "NYSE"). LAAC obtained authorization from the Registrar of Companies under section 308 of the BCBCA to continue the corporation under the laws of Switzerland pursuant to article 161 et seq. of the Swiss Federal Act on International Private Law and under articles 620 et seqq. of the Swiss Code of Obligations, as a Swiss share corporation domiciled in Zug, Canton of Zug, Switzerland.

Upon the Continuation becoming effective on January 23, 2025, LAAC shareholders continued to hold common registered shares with a nominal/par value per common share of US$0.01 of Lithium Argentina (each, a "Continued Share") with no further action by the shareholders. The number of Continued Shares issued and outstanding immediately following the completion of the Continuation remained the same as the number of common shares of LAAC ("LAAC Shares") that were issued and outstanding immediately before the Continuation being effective. The number of  LAAC Shares a shareholder owned (or has rights to acquire) and the percentage ownership such shareholder had of LAAC immediately prior to the Continuation did not change as a result of the Continuation. Each pre-Continuation shareholder continued to hold that number of Continued Shares in Lithium Argentina that is equal to the number of LAAC Shares such shareholder hold in Lithium Argentina immediately prior to the effective time of the Continuation.

The LAAC Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of the Arrangement and Continuation, Lithium Argentina became a successor issuer to the LAAC under the Exchange Act and will succeed to the LAAC's reporting obligations thereunder. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Continued Shares are deemed to be registered under paragraph (b) of Section 12 of the Exchange Act. The LAAC Shares are listed for trading on the TSX and NYSE. After completion of the Arrangement, the Continuation and its name change, the Continued Shares will continue trading on the TSX and NYSE under the new symbol "LAR". This Form 6-K is being furnished by Lithium Argentina to the Securities and Exchange Commission as notice that Lithium Argentina is the successor issuer to LAAC under Rule 12g-3 of the Exchange Act, as required by Rule 12g-3(f).

Description of Common Shares of Lithium Argentina AG

The following description of Lithium Argentina's share capital is a summary. This summary is not complete and is qualified by reference to the provisions of the Swiss Code of Obligations ("CO") and is subject to the complete text of Lithium Argentina's articles of association (the "Articles"), which is filed as Exhibit 3.1, to this Current Report on Form 6-K.

Share Capital

Following the Continuation being effective, Lithium Argentina's (nominal) share capital (Aktienkapital) amounts to US$1,619,322.34, consisting of 161,932,234 Continued Shares with a nominal/par value per share of US$0.01 each as set forth in its Articles. The share capital is fully paid-in (which term, when used herein, means that the entirety of such share's issue price has been fully paid to Lithium Argentina). Lithium Argentina has one class of shares outstanding, being the Continued Shares. The Continued Shares are not convertible into shares of any other class or series.

The CO provides three methods for increasing a company's share capital: (i) ordinary capital increase, (ii) increase within the capital band, and (iii) increase from conditional capital.

Ordinary Capital Increase, Capital Band and Conditional Share Capital

While an ordinary capital increase requires a resolution by the general meeting of shareholders and must be carried out by the board of directors within six months of the respective general meeting in order to become effective. Under Swiss law, in the case of subscription and increase against payment of contributions in cash, a resolution passed by an absolute majority of the voting rights represented at the general meeting of shareholders is required. In the case of subscription and increase against contributions in kind, or to fund acquisitions in kind, or by way of set-off with a debt of Lithium Argentina, when shareholders' statutory subscription rights or advance subscription rights are limited or withdrawn, or where transformation of freely disposable equity into share capital is involved, a resolution passed by two-thirds of the voting rights represented at a general meeting of shareholders and the absolute majority of the nominal/ par value of the shares represented is required.

Further, the shareholders may authorize the board of directors, by a resolution passed by two-thirds of the voting rights represented at a general meeting of shareholders and the absolute majority of the nominal par value of the shares represented at such meeting (such qualified majority, "Important Resolution"), to increase the share capital by a specific aggregate nominal amount, up to a maximum of 50% of the share capital, within the capital band (Kapitalband), to be utilized by the board of directors within a period determined by the shareholders but not exceeding five years from the date of the shareholder approval; or
  from the conditional capital (bedingtes Kapital) for the purpose of issuing shares in connection with, among other things, (i) option and conversion rights granted in connection with warrants and convertible instruments of the company or one of its subsidiaries or (ii) grants of rights to employees, members of the board of directors or consultants or its subsidiaries or other persons providing services to the company or a subsidiary to subscribe for new shares (conversion or option rights), without further shareholders' approval, provided the company's articles of association delegate such authority to the board of directors (see section "Capital Band" and "Conditional Capital").

Lithium Argentina's Capital Band

Under Article 4 of the Articles, the board of directors of Lithium Argentina (the "Board") is authorized to conduct at any time until January 17, 2030, at the latest, once or several times an increase of the share capital to a upper limit of US$1,781,254.57 by issuing a maximum of 16,193,223 fully paid-in registered shares with a nominal value of US$0.01 each or to reduce the share capital down to a lower limit of US$1,457,390.11 by cancelling up to 16,193,223 fully paid-in shares. Within the capital band, the Board shall also be authorized to effect the increase/reduction of the share capital by increasing/reducing the par value of the existing Continued Shares or by a simultaneous reduction and re-increase of the share capital, in each case within the limits of the capital band.

If the share capital increases as a result of an increase from conditional capital, the upper and lower limits of the capital band will increase in an amount corresponding to such increase in the share capital.

Within the capital band, shares may also, but not exclusively, be issued or cancelled in the event of a merger, consolidation (merger with one surviving entity), acquisition, public takeover or any other similar transaction (a "Strategic Transaction")

In the event of a share issuance within Lithium Argentina's capital band, the Board, as set forth in the Articles, will determine all relevant terms of the issuance, including the date of the issuance, the issuance price, the type of contribution, the beginning date for dividend entitlement, and, subject to the Articles and applicable Swiss law, the conditions for the exercise of subscription rights with respect to the issuance. After January 17, 2030, the capital band will be available to the Board for issuance of additional fully-paid in registered shares only if the authorization is reapproved by Lithium Argentina's shareholders. Shareholders may also approve a renewal or change to the capital band before such time.

In the case of a share issuance based on Lithium Argentina's capital band, Lithium Argentina's shareholders have subscription rights to obtain newly issued registered shares in an amount proportional to the nominal/par value of the Continued Shares they already hold. However, the Board may withdraw or limit these subscription rights in the following circumstances:

(a) if the issue price of the new shares is determined by reference to the market price;

(b) for a Strategic Transaction or any acquisitions of companies, parts of companies or participations, royalty interests, real property, or for the financing of new investment projects of Lithium Argentina or its group companies, for the acquisition of products, intellectual property or licenses by or for investment projects of Lithium Argentina or any of its group companies, or, in each case, for the financing or refinancing of such transactions;

(c) for participation of partners in the context of strategic partnerships;

(d) for a capital raise in a fast and flexible manner or that serves to achieve a strategic objective of Lithium Argentina and that would not be possible without the exclusion of the subscription rights of existing shareholders, or only with great difficulty or delay, or on significantly less favorable terms;

(e) for purposes of broadening the shareholder constituency of Lithium Argentina in certain financial or investor markets or for purposes of the participation of strategic partners including financial investors;

(f) in connection with listing of new shares on domestic or foreign stock exchanges;

(g) for purposes of granting an over-allotment option (Greenshoe) in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or

(h) for the participation of members of the Board, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of Lithium Argentina or any of its group companies, including arrangers and investment banks.

Lithium Argentina's Conditional Capital

Conditional Capital For Equity Incentive Plans

Under Article 5 of the Articles, Lithium Argentina's share capital may be increased by a maximum amount of US$161,932.23 through the direct or indirect issuance of no more than 16,193,223 fully paid-in registered shares to the members of the Board and to the officers, employees, contractors or consultants of Lithium Argentina or any of its group companies, or other persons providing services to Lithium Argentina or any of its group companies (the "Beneficiaries"). The issuance of fully paid-in registered shares with a par value of US$ 0.01 each pursuant to Article 5 of the Articles may also occur as a result of the voluntary or automatic settlement, conversion or exercise of rights or the mandatory exercise of obligations to acquire new shares granted to, or im-posed on, respectively, any of the Beneficiaries.

Subscription and advance subscription rights of shareholders are excluded for this conditional capital increase. Any such issuance of new shares or voluntary, automatic or mandatory exercise of rights or obligations to acquire shares shall be under one or more plans, agreements, regulations or resolutions to be issued by the Board or, to the extent delegated to it, a committee of the Board. The Board will determine all details of the terms of issue, such as each amount of issue, date of dividend entitlement, and kind of contributions. Any such issuance of new shares may be made at a price per share below the applicable stock exchange price and any such rights or obligations to acquire shares may be granted or imposed on, respectively, below their intrinsic value.

Conditional Capital For Financing Purposes

Under the Articles, Lithium Argentina's share capital may be increased by a maximum amount of US$161,932.23 through the direct or indirect issuance of no more than 16,193,223 registered shares that are to be fully paid-in and have a par value of US$0.01 each, (i) further to the exercise of conversion, exchange, option, warrant, subscription or other rights to acquire shares, or (ii) through obligations to acquire shares that are or were granted to or imposed upon shareholders or third parties alone or in connection with bonds, notes, loans, options, warrants or other securities or contractual obligations of Lithium Argentina or any of its group companies (collectively, "Financial Instruments").

Subscription rights of shareholders shall be excluded with respect to new shares issued in connection with the Financial Instruments. The then current owners of such Financial Instruments shall be entitled to acquire the new shares issued upon conversion, exchange or exercise of the Financial Instruments. The main terms of the Financial Instruments shall be determined by the Board.

The Board is authorized to limit or withdraw advance subscription rights of shareholders in connection with the issuance of Financial Instruments by Lithium Argentina or one of its group companies if (i) there is a valid reason pursuant to Articles 4(4) of the Articles as listed in the section "Capital Band" or (ii) the Financial Instruments are issued on appropriate terms or (iii) in connection with the 1.75% Convertible Senior Notes due 2027 as per the indenture (the "Indenture") dated December 6, 2021, as amended. If the advance subscription rights are neither granted directly nor indirectly by the Board, the following shall apply: (x) the Financial Instruments shall be issued on appropriate terms; and (y) the Financial Instruments may be converted, exchanged or exercised during a maximum period of 30 years from the date of the relevant issuance of or entry into the Financial Instruments.

Subscription Rights and Advance Subscription Rights

According to the CO, if new shares of a company are issued - whether pursuant to shareholders' approving an increase of the ordinary share capital or the Board making use of the capital band or conditional capital - the existing shareholders will have subscription rights (or advance subscription rights with respect to the issuance of convertible or similar instruments) in relation to such shares or rights pro rata to the respective nominal/par value of their existing participation.

If the general meeting of shareholders has approved the creation of the capital band and/or conditional capital, it may thereby delegate the decision whether to withdraw or limit the subscription rights (or advance subscription rights with respect to the issuance of convertible or similar instruments) for cause to the Board. Lithium Argentina's Articles provides for this delegation in respect to the issuance of new shares out of the capital band and the conditional capital for financing purposes (see description above in sections "Capital Band" and "Conditional Capital"). Furthermore, the Articles set forth, that shareholders do not have subscription rights and advance subscription rights with respect to shares issued pursuant to Lithium Argentina's equity incentive plan out of the conditional share capital for equity incentive.

Repurchases and Purchases of Registered Shares

The CO imposes restrictions on a company's ability to hold or repurchase its own registered shares. Lithium Argentina and its subsidiaries may only repurchase own shares if sufficient freely distributable reserves are available. The total nominal value of all registered shares held by Lithium Argentina and its subsidiaries may not exceed 10% of Lithium Argentina's registered share capital. Pursuant to Swiss law, where shares are acquired in connection with a transfer restriction set out in the articles of association of a company, the foregoing upper limit is 20%. We currently do not have any transfer restriction in our Articles. Shares repurchased under such authorization will be cancelled at the next general meeting with the approval of shareholders holding a relative majority of the votes cast or, if the authorization is included in the capital band provision, upon the Board effecting the cancellation based on the authority granted to it in the capital band provision. Repurchased shares held by Lithium Argentina, or its subsidiaries do not carry any rights to vote at a shareholders meeting but are entitled to the economic benefits generally associated with such shares.

Other classes or Series of Shares

The Board may not create any new classes of shares with privileged voting rights unless approved by an Important Resolution. Further, following the Continuation, the Board may not create any new classes of shares with special rights or restrictions (other than rights which require an Important Resolution) unless the shareholders pass a special resolution approved by at least two-thirds of the represented share votes. The Continued Shares are not convertible into shares of any other class or series or subject to redemption either by Lithium Argentina or by the holder of the Continued Shares.

General Meetings of Shareholders

Under the CO and the Articles, the following powers, among others, are vested exclusively with Lithium Argentina's shareholders: amendment of the Articles; election and removal of the members of the Board, the chairperson of the Board, the members of the compensation committee, the statutory auditor and the independent voting representative; approval of the management report and the consolidated statements of account, if any; the adoption of resolutions on the use of the available earnings, in particular the declaration of dividends or the return of capital; and the release from liability of the members of the Board and the other management bodies.

Under the CO, Lithium Argentina must hold an annual general meeting of shareholders within six months after the end of its business year, for the purpose, among other things, of approving the annual (standalone and consolidated) financial statements and the annual business report, the annual election of the members of the Board and the chairman, the members of the compensation committee, and annually approving the maximum aggregate compensation payable to the Board and Lithium Argentina's executive management. In Lithium Argentina's case, this means the annual general meeting of shareholders is on or before the 30th day of June. Annual general meetings of shareholders may be convened by the Board or, under certain circumstances, by the auditor.

Furthermore, Lithium Argentina may hold extraordinary general meeting upon the resolution of the Board or, under certain circumstances, by the auditor, the liquidators or the representatives of bondholders, if any, or if so resolved by a general meeting of shareholders or by individual shareholders. Further, the Board must convene an extraordinary general meeting of shareholders and propose financial restructuring measures if, based on Lithium Argentina's annual stand-alone statutory balance sheet, half of its share capital and reserves are no longer covered by Lithium Argentina's assets (Kapitalverlust).

Notice

Under Swiss law and the Articles, notice of an annual general meeting of shareholders must be provided no less than 20 days before the scheduled meeting date, but, as Lithium Argentina is still subject to applicable Canadian and U.S. securities laws, Lithium Argentina will be required to send notice thereof in accordance with applicable Canadian and U.S. securities laws. The notice must contain the date, time, the form and, if applicable, the location of the general meeting as well as a clear description of the matters and business to be discussed and, in case of elections, the names of the nominated candidates. Further, the notice contains the motions of the Board and a short explanation thereof, the name and the address of the independent voting representative and any shareholder's motion that has been submitted with a short explanation thereof. In the case of an extraordinary general meeting requested by the shareholders (see "Shareholder Requisitions and Shareholder Proposals"), the Board shall convene a shareholders' meeting within 60 days of receipt of such request. According to the Articles, notice may, at the election of the Board, be published in the Swiss Official Gazette of Commerce and/or may be sent by ordinary mail, e-mail, or any other form the Board deems appropriate.

Except in the limited circumstances outlined below, resolutions cannot be passed at a general meeting of shareholders without proper notice. This restriction does not apply to proposals for convening an extraordinary general meeting of shareholders, initiating a special investigation (see "Special Investigation", or electing an auditor at the request of a shareholder. Furthermore, no prior notice is required to bring motions related to items already on the agenda or for the discussion of matters on which no resolution is to be taken.

Under the CO, a meeting of shareholders for which a notice of meeting has been duly published may not be adjourned, except where the presence quorum set forth in the Articles (see section "Presence Quorum") is not met, in which case the meeting cannot be adjourned without publishing a new notice of the meeting.

Presence Quorum

While applicable Swiss law does not provide for attendance quorum in respect of shareholders' meetings, Lithium Argentina's Articles provide for quorum requirements. For resolutions to be passed at a shareholders' meeting, at least two shareholders entitled to vote, either in person or by proxy, must be present and collectively represent at least 5% of the issued shares entitled to vote at the meeting. Under the CO, the Board has no authority to waive quorum requirements stipulated in the Articles.

Venue

Under the Articles, meetings of shareholders may be held outside of Switzerland or in a hybrid format. Fully virtual shareholder meetings without a venue are also permitted until January 17, 2030. In the event Lithium Argentina holds a fully virtual shareholder meeting, it must ensure in accordance with Swiss law that shareholders will have the same rights participating electronically as they would have for an in-person meeting. The Board must ensure that the identity of the participants is verified, that votes are transmitted in real-time, that shareholders are able to submit motions and participate in discussions, and that voting results cannot be manipulated.

Shareholder Requisitions and Shareholder Proposals

The Articles provide shareholders with the right to submit shareholder proposals. Shareholders holding, individually, or together with other shareholders with whom the proposal is made, 0.5% of Lithium Argentina's share capital or of the votes may request that items be placed on the agenda for the general shareholders' meeting and/or that motions relating to items on the agenda be included in the notice convening the meeting. Such requested motions and agenda items must be submitted to the Board in writing before the general shareholders' meeting to be included in the meeting notice and may be accompanied by a brief explanation, which the Board must include in the meeting notice to shareholders. The Articles provide that such advance notice must be given no later than three months before the anniversary date of Lithium Argentina's prior annual general meeting. If the Board refuses to accept such a request, the requesting shareholder(s) may seek to enforce their rights through the court. Furthermore, under Swiss law, at the meeting itself, any shareholder present may submit a motion concerning existing agenda items, including the nomination of a director where election of directors is on the agenda.

The CO and Articles provide shareholders the right to requisition shareholders' meetings, enabling shareholders holding, individually, or together with other shareholders, at least 5% of Lithium's share capital or of the voting rights to demand that the Board call a shareholders meeting. The shareholders' meeting shall be convened by the Board within 60 days of receipt of such a request.

Annual Report and Auditor Report

Lithium Argentina's annual report, compensation report and auditors' report must be made available for inspection by the shareholders at least 20 days prior to the date of the annual general shareholders' meeting. Each shareholder is entitled to request delivery of a copy of these documents in due time if they are not made available electronically.

Shareholder Rights

Voting Rights

Under the Articles, each holder of Continued Shares is entitled to one vote per Continued Share. Abstentions, broker non-votes, and blank or invalid ballots shall be disregarded for purposes of establishing a majority. The Articles do not limit the number of registered shares that may be voted by a single shareholder.

To exercise voting rights at a general meeting of shareholders, a shareholder must be registered in the share register.

Treasury shares, whether owed by Lithium Argentina or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

There are currently no limitations under Swiss law or in the Articles restricting the rights of shareholders outside Switzerland to hold or vote Continued Shares.

Unless otherwise required by law or the Articles, the general meeting of shareholders takes resolutions and proceeds to elections by a majority of the votes of shareholders present at the shareholders' meeting. In the event of a tied vote, the chairperson has no casting vote.

The acting chair may direct that elections be held by use of an electronic voting system. Electronic resolutions and elections are considered equal to resolutions and elections taken by way of a written ballot.

According to the Articles an Important Resolutions is required for:

- the change of purpose of Lithium Argentina;

- the merging of shares, unless the approval of all the shareholders concerned is required;

- an increase of capital our of equity against contributions in kind or by setting off a claim, and the granting of special benefits;

- the limitation or withdrawal of the subscription right;

- the introduction of a conditional capital, the introduction of a capital band;

- the transformation of participation certificates into shares;

- the restriction of the transferability of registered shares;

- the creation of shares with privileged voting rights;

- the change of the currency of the share capital;

- the introduction of the casting vote of the chairperson of the shareholders' meeting;

- the delisting of the equity securities of Lithium Argentina;

- the transfer of the registered office of Lithium Argentina within Switzerland or abroad;

- the introduction of an arbitration clause in the articles of association; and

- the dissolution of Lithium Argentina.

Under the Articles, a special resolution of the shareholders' meeting adopted by at least two thirds of the represented share votes is required for the amendment of the Articles to create, vary or delete any special rights or restrictions attached to the shares of any class or series of shares (the "Special Resolution") as well as the amendment of the Articles to alter the voting requirements of the Special Resolution.

Resolutions on mergers, demergers, or conversions are governed by the Swiss Merger Act, and generally require an Important Resolution (with certain exceptions for transactions within group companies). In addition, under Swiss law, the resolution in relation to the sale of "all or substantially all of its assets" by Lithium Argentina may require an Important Resolution depending on the particular transaction, (see section "Appraisal Rights and Compulsory Acquisitions").

Dividends

Dividends may be paid only if: (i) approved by a majority of votes cast by shareholders present at a shareholders meeting, whether in person or by proxy; and (ii) Lithium Argentina has sufficient distributable profits from the previous fiscal years, or if Lithium Argentina has freely distributable reserves, including out of capital contribution reserves. Swiss companies generally must maintain a separate company "statutory" balance sheet for the purpose of determining the amounts available for the return of capital shareholders, including by way of a distribution of dividends.

Distributions of interim dividends may further be paid only if: (i) approved by a majority of votes cast by shareholders present at a shareholders meeting, whether in person or by proxy (ii) Lithium Argentina has sufficient distributable profits generated during the current business year and (iii) audited interim financial statements must be prepared, showing the profits generated during the current business year. Lithium Argentina's auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the CO and the Articles.

Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment. The board of directors of a Swiss share company may propose to shareholders that a distribution of dividends be paid but cannot itself authorize the dividend. Shareholders participate in the distribution of profits in proportion to the nominal/par value and number of shares they hold.

Inspection of Books and Records

The CO grants shareholders the right to inspect the register of shareholders with regards to its, his or her own shares and otherwise to the extent necessary to exercise its, his or her shareholder rights. No other person has a right to inspect the register of shareholders. With respect to other company ledgers and company files, only shareholders who individually or together with other shareholders represent at least 5% of the share capital or of the votes may request to inspect such ledgers and files by sending such a request to the board of directors at any time. The shareholder's request must describe why the requested inspection is required for the exercise of the shareholder's rights, and the board of directors shall permit inspection within four months of receiving such a request provided that no business secrets or other company interests are put at risk.

Pursuant to Swiss law, at a general meeting, any shareholder is entitled to request information from the Board concerning the affairs of Lithium Argentina. The shareholder may also ask the auditor questions regarding its audit of Lithium Argentina. The Board and the auditor must, subject to prevailing business secrets or other material interests, answer shareholders' questions to the extent necessary for the exercise of shareholders' rights.

Special Investigation

If the shareholders' inspection and information rights as outlined in the section "Inspection of Books and Records" prove to be insufficient, Swiss law provides, any shareholder may propose to the general meeting of shareholders to initiate a special investigation or to appoint an expert to audit the executive management. If the general meeting of shareholders approves the proposal, Lithium Argentina or any shareholder may, within three months after the general meeting of shareholders, request the competent court to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more shareholders, subject to the requirements outlined in the section "Inspection of Books and Records", may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the Board, any of Lithium Argentina's directors or officers infringed the law or the Articles and thereby damaged Lithium Argentina or the shareholders. The costs of the investigation would generally be allocated to Lithium Argentina and only in exceptional cases to the petitioners.

Appraisal Rights and Compulsory Acquisitions

Business combinations and other transactions that are governed by the Swiss Merger Act, are binding on all shareholders. A statutory merger or demerger requires approval of two-thirds of the shares represented at a general meeting of shareholders and the absolute majority of the par value of the shares represented. If a transaction under the Swiss Merger Act receives all of the necessary consents, all shareholders are compelled to participate in such transaction.

Shareholders are not entitled to dissent or appraisal rights in respect of any corporate actions other than with respect to certain transactions to which the Swiss Merger Act applies. If, in the event of a merger, demerger or conversion, the share or membership rights are not adequately safeguarded or the compensation is not appropriate, any shareholder may, within two months of the publication of the merger, demerger or conversion resolution, request that the court determine an appropriate compensation payment (appraisal suit). A decision issued by a competent court in this respect can be acted upon by any person who has the same legal status as the claimant. The filing of an appraisal suit will not prevent completion of the merger or demerger.

Furthermore, the Swiss Merger Act provides for a squeeze-out merger if the acquirer controls 90% of the outstanding shares. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, such as, for example, through cash or securities of a parent company of the acquiring company or of another company. The Swiss Merger Act grants minority shareholders the right to a judicial review of the adequacy of the compensation offered in such a case and empowers the courts to determine, if necessary, a reasonable amount of compensation.

In addition, under Swiss law, the sale of all or substantially all of Lithium Argentina's assets may be construed as a de facto dissolution of Lithium Argentina, and consequently require the approval of two-thirds of the votes represented at a general meeting of shareholders and the majority of the nominal value of the shares represented at such meeting. Whether a shareholder resolution is required depends on the particular transaction, and the following circumstances are generally deemed relevant in this respect:

- a core part of the company's business is sold without which it is economically impracticable or unreasonable to continue to operate the remaining business;

- the company's assets, after the divestment, are not invested in accordance with the company's business purpose set forth in its articles of association; and

- the proceeds of the divestment are not earmarked for reinvestment in accordance with the company's business purpose but, instead, are intended for distribution to the company's shareholders or for financial investments unrelated to the company's business.

Reduction of Share Capital

Under Swiss law, capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Lithium Argentina's share capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of votes cast at a general meeting. A special audit report must confirm that creditors' claims remain fully covered despite the reduction in the share capital recorded in the commercial register. On or before the approval by the general meeting of shareholders of the capital reduction, the Board must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce and notify creditors that they may request, within thirty days, satisfaction of or security for their claims (to the extent that the coverage of creditors' claims prior to the capital reduction has been reduced). The obligation to provide security does not apply if the reduction of the share capital does not jeopardize the satisfaction of the creditors' claims. If an unqualified special audit report is available, the law presumes that creditors' claims are not jeopardized. The presumption may be rebutted by creditors in exceptional circumstances.

Liquidation Rights

Under the CO, in the event of the liquidation of Lithium Argentina, after the full amounts that creditors as to distribution on liquidation or winding up are entitled to receive have been paid or set aside for payment, the holders of Continued Shares would be entitled to receive, pro rata, any remaining assets of Lithium Argentina available for distribution to the holders of Continued Shares, subject to Swiss withholding tax requirements.

Board of Directors

The Articles  provide that the Board will consist of a minimum of three directors. The members of the Board shall, as a rule, be elected by the annual shareholders' meeting in each case for a term of office of one year. The term of office of the members of the Board shall, subject to prior resignation and removal, expire on the next annual shareholders' meeting at which there is a quorum as described in section "General Meetings of Shareholders". Re-election is possible.

Conflict of Interest, Management Transactions

The CO provides that the members of the Board and the executive management shall inform the Board immediately and comprehensively of any conflicts of interest affecting them. The Board shall take the measures required to safeguard Lithium Argentina's interests. Further, the CO contains a provision that requires Lithium Argentina's Board and executive management to safeguard the company's interests and imposes a duty of loyalty and duty of care on Lithium Argentina's Board and executive management. This rule is generally understood to disqualify the board of directors and executive management from participation in decisions that directly affect them. The Board and executive management members are personally liable to Lithium Argentina for breach of these provisions. In addition, Swiss law contains provisions under which members of the board of directors and all persons engaged in the company's management are liable to the company, each shareholder and the company's creditors for damages caused by an intentional or negligent violation of their duties. Furthermore, Swiss law contains a provision under which payments made to any of the company's shareholders or directors or any person associated with any such shareholder or director, other than payments made at arm's length, must be repaid to the company if such shareholder, director or associated person acted in bad faith.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name is Lithium Argentina AG (before Continuation known as Lithium Americas (Argentina) Corp.). Lithium Americas (Argentina) Corp. was initially formed, and its articles of association registered, on October 3, 2023, which articles of association were amended and restated, in conjunction with the completion of the Continuation. Lithium Argentina is incorporated and domiciled in Zug, Canton of Zug, Switzerland and operates under the CO as a share company (Aktiengesellschaft).

The address of Lithium Argentina's registered office is Lithium Argentina AG, Dammstrasse 19, 6300 Zug, Switzerland.

Corporate Purpose

The purpose of Lithium Argentina is to directly or indirectly acquire, hold, finance, manage, exploit and dispose of participations in domestic and foreign, listed and non-listed companies or other legal entities, partnerships or persons.

Lithium Argentina may also set up branch offices and subsidiaries in Switzerland and abroad and may acquire, hold, sell or finance any kind of undertakings and companies. Lithium Argentina may further acquire, hold, and sell real estate. Lithium Argentina may engage in any kind of commercial activity that is directly or indirectly related to its purpose and take any measures which seem appropriate to promote the purpose of Lithium Argentina, or which are connected with this purpose, including, without limitation, any commercial activities in the mining and minerals sector (such as advancing lithium projects and related business, development and trade activities).

Duration and Dissolution

The duration of Lithium Argentina is unlimited. However, Lithium Argentina may be dissolved by liquidation at any time by an Important Resolution. Lithium Argentina may also be dissolved without liquidation in certain cases (for example in in a merger where Lithium Argentina is not the surviving entity) by an Important Resolution. Furthermore, dissolution by court order in the event of bankruptcy, or for cause at the request of shareholders holding at least 10% of Lithium Argentina's share capital or votes is possible.

Certificated and Uncertificated Shares

Lithium Argentina is authorized to issue registered shares in certificated or uncertificated form.

Lithium Argentina may convert Continued Shares from one form into another at any time and without the approval of the shareholders, whereas Lithium Argentina shall bear the cost associated with any such conversion.

If registered in Lithium Argentina's share register, a shareholder may at any time request a written confirmation with respect to such person's shares. However, the shareholder has no right to request the issue and delivery of share certificates nor the conversion of the Continued Shares issued in one form into another form.

Stock Exchange Listing

The Continued Shares are listed for trading on the NYSE and TSX under the symbol "LAR".

No Sinking Fund

The Continued Shares have no sinking fund provision.

No Redemption and Conversion

The Continued Shares are not convertible into shares of any other class or series or subject to redemption either by Lithium Argentina or the holder of the Continued Shares.

Transfer of Continued Shares and Registration

Lithium Argentina has not imposed any restrictions applicable to the transfer of the Continued Shares, subject to Article 7(2) of the Articles with respect to Continued Shares issued in the form of intermediated securities, in which case any transfer of the Continued Shares is effected by a corresponding entry in the securities deposit account of a bank or a depository institution; no Continued Shares in the form of intermediated securities or security interest in any such intermediated securities can be transferred by way of assignment. If uncertificated Continued Shares (not in the form of intermediated securities) are transferred by way of assignment, such assignment must be notified to Lithium Argentina to be valid.

Persons acquiring Continued Shares of Lithium Argentina shall on application be entered in the share register without limitation as shareholders with voting rights, provided they expressly declare themselves to have acquired the said shares in their own name and for their own account, that there is no agreement on the redemption or return of the corresponding shares and that he/she bears the economic risk associated with the Continued Share, except that the board of directors may record nominees who hold Continued Shares in their own name, but for the account of third parties, as shareholders of record with voting rights in the share register of Lithium Argentina. Beneficial owners of Continued Shares who hold shares through a nominee exercise the shareholders' rights through the intermediation of such nominee. The share register will reflect only record owners, usufructuaries and nominees of Continued Shares. Swiss law does not recognize fractional share interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lithium Argentina AG
(Registrant)

By:	/s/ Samuel Pigott
Name:	Samuel Pigott
Title:	President and Chief Executive Officer

Dated: January 23, 2025

EXHIBIT INDEX

Exhibit	Description

3.1	Lithium Argentina AG Articles of Association
3.2	Lithium Argentina AG By-laws